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                                                                      EXHIBIT 23



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


                 As independent public accountants, we hereby consent to the incorporation of our reports included or incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statements File Nos. 33-57041, 33-61199, 333-01469, 333-01471, and 333-16181.





                                                          ARTHUR ANDERSEN LLP




Washington, D.C.,
December 18, 1996.